
Newcourt Receivables                                                                                             January 1997
Asset Trust Cash Master Trust                                                  Master
Monthly Servicer Certificate -                                    Cash         Trust
Accounts                          Collection    Reserve        Collateral   Distribution     Series      Series        Series
                                   Account      Account          Account       Account       1996-1      1996-2        1996-3
-----------------------------    ------------  -----------     ----------   ------------    -------      -------       ------
Beginning Account Balances               0.00  4,521,121.51  1,612,070.33      0.00
Investment Earnings                 59,155.14     25,228.45      7,881.72
Deposit to Collections                   0.00                        0.00
Withdraw in Excess of
  Required Balance                                             (12,389.28)

Collection Account

Collections [4.3 a]             18,874,864.85
Add:  Servicer Advances
      [4.3 b]                      125,436.74
Add:  Liquidation Proceeds
      from Servicer                      0.00
Less:  Collection to reimburse
       Servicer                   (841,922.20)
Advances [4.3 c]

Less:  Investment Earnings
       to Newcourt [4.2 e]         (59,155.14)    (25,228.45)   (7,881.72)


Available Amount               (18,158,379.39)                             18,158,379.39


Payments on Payment Date

  (A)    Unreimbursed Servicer
         Advances [4.3 d i]              0.00                                       0.00

  (B)    Servicing Fee
         [4.3 d ii]               (226,056.08)                                226,056.08

  (C)    Amount owed to Hedging
         Counterparty [4.3 d iii]        0.00                                       0.00

  (D)    Series Available
         Amount to each Series
         of Notes [4.3 d iv]                                               17,932,323.31  3,838,457.37  7,717,524.73  6,376,341.22

     (1) Class A Interest
         [4.3 d iv A]           (2,272,871.54)                                              484,538.30    861,709.74    926,623.50

     (2) Class B Interest
         [4.3 d iv B]             (114,476.34)                                               26,118.19     42,992.81     45,365.34

     (3) Class A Principal
          [4.3 d iv C]         (14,718,639.62)                                            2,593,616.07  5,211,347.10  6,913,676.45

     (4) Deposit Reserve
         Account [4.3 d iv D]            0.00           0.00                                      0.00          0.00          0.00
         Repayment Newcourt
         Advance                         0.00    (154,041.59)

     (5) Class C Interest
         [4.3 d iv E]             (140,816.89)                                               31,390.39     52,572.11     56,854.39

     (6) Class B Principal
         [4.3 d iv F]             (342,759.46)                                               51,247.76    119,260.60    172,251.10

     (7) Class C Principal
         [4.3 d iv G]             (342,759.46)                                               51,247.76    119,260.60    172,251.10

     (8) Class A Accelerated
         Principal Payment
         [4.3 d iv H]                    0.00                                                     0.00          0.00          0.00

     (9) Class B Accelerated
         Principal Payment
         [4.3 d iv I]                    0.00                                                     0.00          0.00          0.00

    (10) Pay to Hedging
         Counterparty
         [4.3 d iv J]                    0.00                                                     0.00          0.00          0.00

    (11) Class C Accelerated
         Principal Payment
         [4.3 d iv K]                    0.00                                                     0.00          0.00          0.00

         Subtotal                        0.00

Distribution to Noteholders    (18,158,379.39)                                226,056.08  3,238,158.47  6,407,142.96  8,287,021.88

Ending Balance                           0.00   4,367,079.92  1,599,681.05          0.00



Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Schedules                                                                         January 1997

Prior Month's Series ADCB Reconciliation                            Series 1996-1         Series 1996-2         Series 1996-3
----------------------------------------                            -------------         -------------         -------------

   Previous Period Current Month Series ADCB                        94,905,088.15         165,767,419,82        195,734,770.71
   Less:  Previous Period's Prepayments                                708,752.56           1,171,623.22          1,335,690.54
   Less:  Previous Period's Defaults                                   239,122.87             394,097.88            445,841.03

   Prior Month Series ADCB (reported this period)                   93,957,212.72         164,201,698.72        193,953,239.14


Class A Interest Schedule                                           Series 1996-1         Series 1996-2          Series 1996-3
-------------------------                                           -------------         -------------          -------------

   Opening Class A Principal Balance                                85,632,689.93         150,516,984.30        178,196,827.43
   Class A Interest Rate                                                    6.79%                  6.87%                 6.24%
   30/360* Class A Interest Rate                                            0.57%                  0.57%                 0.52%
   Current Class A Interest Distribution                               484,538.30             861,709.74            926,623.50
   Prior Class A Interest Arrearage                                          0.00                   0.00                  0.00

   Class A Interest Due                                                484,538.30             861,709.74            926,623.50


Class A Principal Schedule                                          Series 1996-1         Series 1996-2         Series 1996-3
--------------------------                                          -------------         -------------         -------------

   Opening Class A Principal Balance                                85,632,689.93         150,516,984.30        178,196,827.43
   Prior Months Series ADCB                                         93,957,212.72         164,201,698.72        193,953,239.14
   Current Months Series ADCB                                       92,676,018.76         161,220,183.82        189,646,961.53
                                                                    -------------         --------------        --------------
                                     Difference                      1,281,193.96           2,981,514.90          4,306,277.61
                                     Class A Share                         92.00%                 92.00%                92.00%
                                     Scheduled Principal Due         1,178,698.44           2,742,993.71          3,961,775.40

   Current Prepayments                                               1,160,742.47           2,053,678.53          2,480,749.49
   Current Defaults                                                    254,175.16             414,674.86            471,151.56

                                     Class A Total Due               2,593,616.07           5,211,347.10          6,913,676.45

   Prior Class A Arrearage                                                   0.00                   0.00                  0.00

   Class A Principal Due                                             2,593,616.07           5,211,347.10          6,913,676.45

   Class A Principal Distribution                                    2,593,616.07           5,211,347.10          6,913,676.45

   Current Class A Arrearage                                                 0.00                   0.00                  0.00

   Interim Class A Principal Balance
     after Current Distribution                                     83,039,073.86         145,305,637.20        171,283,150.98

   Accelerated Class A Distribution
     Amount                                                                  0.00                   0.00                  0.00

   Ending Class A Principal Balance
     after Current Distribution                                     83,039,073.86         145,305,637.20        171,283,150.98


Class B Interest Schedule                                           Series 1996-1         Series 1996-2         Series 1996-3
-------------------------                                           -------------         -------------         -------------

   Opening Class B Principal Balance                                 4,162,261.24           6,842,357.15          7,878,205.85
   Class B Interest Rate                                                    7.53%                  7.54%                 6.91%
   30/360* Class B Interest Rate                                            0.63%                  0.63%                 0.58%
   Current Class B Interest Distribution                                26,188.19              42,992.81             45,365.34
   Prior Class B Interest Arrearage                                          0.00                   0.00                  0.00

   Class B Interest Due                                                 26,118.19              42,992.81             45,365.34



Class B Principal Schedule                                          Series 1996-1         Series 1996-2         Series 1996-3
--------------------------                                          -------------         -------------         -------------

   Operating Class B Principal Balance                               4,162,261.24           6,842,357.15          7,878,205.85
   Prior Months Series ADCB                                         93,957,212.72         164,201,698.72        193,953,239.14
   Current Months Series ADCB                                       92,676,018.76         161,220,183.82        189,646,961.53
                                                                    -------------         --------------        --------------
                                     Difference                      1,281,193.96           2,981,514.90          4,306,277.61
                                     Class B Share                          4.00%                  4.00%                 4.00%
                                     Scheduled Principal Due            51,247.76             119,260.60            172,251.00

   Current Prepayments                                                       0.00                   0.00                  0.00
   Current Defaults                                                          0.00                   0.00                  0.00

                                     Class B Total Due                  51,247.76             119,260.60            172,251.10

   Prior Class B Arrearage                                                   0.00                   0.00                  0.00

   Class B Principal Due                                                51,247.76             119,260.60            172,251.10

   Class B Principal Distribution                                       51,247.76             119,260.60            172,251.10

   Current Class B Arrearage                                                 0.00                   0.00                  0.00

   Interim Class B Principal Balance
     after Current Distribution                                      4,111,013.48           6,723,096.55          7,705,954.75

   Accelerated Class B Distribution
    Amount                                                                   0.00                   0.00                  0.00

   Ending Class B Principal Balance
     after Current Distribution                                      4,111,013.48           6,723,096.55          7,705,954.75

Class C Interest Schedule

   Opening Class C Principal Balance                                 4,162,261.24           6,842,357.15          7,878,205.85
   Class C Interest Rate                                                    9.05%                  9.22%                 8.66%
   30/360*Class C Interest Rate                                             0.75%                  0.77%                 0.72%
   Current Class C Interest Distribution                                31,390.39              52,572.11             56,854.39
   Prior Class C Interest Arrearage                                          0.00                   0.00                  0.00
   Class C Default Rate                                                    10.05%                 10.22%                 9.66%
   30/360*Class C Interest Default Rate                                     0.84%                  0.85%                 0.81%
   Interest on Interest Arrearage                                            0.00                   0.00                  0.00

   Class C Interest Due                                                 31,390.39              52,572.11             56,854.39

   Class C Interest Paid                                                31,390.39              52,572.11             56,854.39
   Class C Interest Arrearage                                                0.00                   0.00                  0.00

Class C Principal Schedule

   Opening Class C Principal Balance                                 4,162,261.24           6,842,357.15          7,878,205.85
   Prior Months Series ADCB                                         93,957,212.72         164,201,698.72        193,953,239.14
   Current Months Series ADCB                                       92,676,018.76         161,220,183.82        189,646,961.53
                                                                    -------------         --------------        --------------
                                      Difference                     1,281,193.96           2,981,514.90          4,306,277.61
                                      Class C Share                         4.00%                  4.00%                 4.00%
                                      Scheduled Principal Date          51,247.76             119,260.60            172,251.10

   Prior Class A Arrearage                                                   0.00                   0.00                  0.00

   Class C Principal Due                                                51,247.76             119,260.60            172,251.10

   Class C Principal Distribution                                       51.247.76             119,260.60            172,251.10

   Current Class C Arrearage                                                 0.00                   0.00                  0.00

   Interim Class C Principal Balance
     after Current Distribution                                      4,111,013.48           6,723,096.55          7,705,954.75

   Accelerated Class C Distribution
     Amount                                                                  0.00                   0.00                  0.00

   Ending Class C Principal Balance
     after Current Distribution                                      4,111,013.48           6,723,096.55          7,705,954.75




Servicing Fee Schedule

   Contract Pool ADCB                                    452,112,150.58
   Servicing Rate                                                 0.60%
   Monthly Servicing Rate                                         0.05%
   Prior Servicing Fee Arrearage                                   0.00
   Current Servicer Fee                                      226,056.08
   Servicer Fee Due                                          226,056.08
   Current Servicing Fee Arrearage                                 0.00



Reserve Account Schedule                                Reserve Account      Series 1996-1       Series 1996-2      Series 1996-3
                                                        ---------------      -------------       -------------      -------------

   Prior Month Balance                                     4,521,121.51
   Series ADCB                                           436,707,992.04
   Required Balance (Series ADCB * 1.00%)                  4,367,079.92
   Current Period Draw on Reserve                                  0.00
   Required Deposit to Reserve Account                                             0.00                0.00               0.00
   Actual Deposit to Reserve Account                                               0.00                0.00               0.00
   Newcourt Advance Released from Reserve Account          (154,041.59)
   Ending Reserve Account Balance                          4,367,079.92

Cash Collateral Account Schedule

   Prior Month Balance                                     1,612,070.33
   Required Balance                                        1,599,681.05
   Withdraw from Cash Collateral Account                    (12,389.28)




Newcourt Receivables Asset Trust

Monthly Servicer Certificate - Restricting Events               January 1997

Restricting Event Calculations

   (1)   Event of Default under the Servicing
            Agreement (Yes/No)                                       no

     (a) ADCB Delinquencies

         3 Month Rolling Avg. ADCB                           451,355,961

         Delinquency Ratio                                         0.73%

         Maximum Delinquency Ratio                                 2.00%

      (b) Annualized ADCB Defaulted Contracts Ratio                0.28%

         Maximum Default Ratio                                     1.00%

      (c) Reserve plus APB Subordination                              no

      (d) Restricting Event under any Indenture                       no



Portfolio Performance Tests

                                       1 month prior  2 months prior  3 months prior  4 months prior  5 months prior
                              Current:   (yes/no)        (yes/no)        (yes/no)       (yes/no)       (yes/no)
            Event of Default:    no        no              no              no              no             no


                                                                  Monthly     Weighted
Delinquencies                       Delinquencies    ADCB       Delinquency   Average
                                    -------------     ----      -----------   -------
            0
                    2 months prior    3,367,053    465,247,739     0.72%        0.25%
                    1 month prior     3,359,164    452,112,151     0.74%        0.25%
                    Current           3,223,447    436,707,992     0.74%        0.24%
                                                                  -----
                                                                   0.73%        0.73%

                         Delinquency Ratio:                0.73%
                         Maximum Delinquency Ratio:        2.00%

                                                                    Monthly
Charge Offs                         Charge-Offs         ADCB        Defaults
                                    -----------         ----        --------
           0
                 5 months prior       33,884         288,989,064      0.01%
                 4 months prior       125,114        281,714,746      0.04%
                 3 months prior       112,060        273,106,779      0.04%
                 2 months prior        25,694        465,247,739      0.01%
                 1 month prior        142,142        452,112,151      0.03%
                 Current               71,816        436,707,992      0.02%
                                       ------      -------------      -----
                                      510,710      2,197,878,470      0.03%


Average ADCB                                  366,313,078
Annualized Maximum Charge-Off Ratio                 1.00%
1% of Average ADCB                              3,663,131
Sum of Charge-Offs *2                           1,021,420
Annualized Charge-Off Ratio                         0.28%




Series 1996-1 Enhancement Floor
              0

                Enhancement Floor                            2,925,889

                Amounts on deposit in the Reserve Account    4,367,080
                Series Allocation Percentage                    21.41%
                ADCB less Aggregate Principal Amount
                      of Class A Notes                       8,222,027
                                                             ---------
                                                             9,156,811

Series 1996-2 Enhancement Floor
              0

                Enhancement Floor                             4,152,983

                Amounts on deposit in the Reserve Account     4,367,080
                Series Allocation Percentage                     43.04%
                ADCB less Aggregate Principal Amount
                      of Class A Notes                       13,446,193
                                                             ----------
                                                             15,325,651

Series 1996-3 Enhancement Floor
              0

                Enhancement Floor                             4,602,054

                Amounts on deposit in the Reserve Account     4,367,080
                Series Allocation Percentage                     35.56%
                ADCB less Aggregate Principal Amount
                      of Class A Notes                       15,411,910
                                                             ----------
                                                             16,964,747



Newcourt Receivables Asset Trust

Monthly Servicer Certificate - Certificate Schedules             January 1997


CERTIFICATE FACTORS

                       Series 1996-1      Series 1996-2     Series 1996-3
                       -------------      -------------     -------------

Class A

Current A Balance         83,039,074        145,305,637       171,283,151
Initial A Balance        119,656,814        169,810,862       188,172,873

Certificate Factor:     0.6939769754       0.8556910631      0.9102435874



Class B

Current B Balance          4,111,013          6,723,097         7,705,955
Initial B Balance          5,202,470          7,383,081         8,181,429

Certificate Factor:     0.7902041684       0.9106085362      0.9418837162



Class C

Current C Balance          4,111,013          6,723,097         7,705,955
Initial C Balance          5,202,470          7,383,081         8,181,429

Certificate Factor:     0.7902041684       0.9106085362      0.9418837162




DELINQUENCIES

                                                                 Monthly
                           Delinquencies        ADCB          Delinquencies
                           -------------        ----          -------------

Current                     414,747,978      436,707,992          94.97%
31-60 Days Past Due          18,736,567      436,707,992           4.29%
61-90 Days Past Due           3,223,447      436,707,992           0.74%